Semiannual Report

                 Japan
                 Fund
                 April 30, 1999


[LOGO OF T. ROWE PRICE APPEARS HERE]

Report Highlights
--------------------------------------------------------------------------------
Japan Fund

 .    Japan's equity markets recovered strongly during the past six months, with technology, financial, and smaller companies benefiting most.

 .    Your fund posted 6- and 12-month returns well ahead of its peer group average, primarily by maintaining positions in technology and small companies.

 .    We continue to focus on corporate restructurings, as well as on the burgeoning technology and telecommunications fields.

 .    Although investor sentiment has been positive, we remain cautious in view of the weakness of the Japanese economy.

Fellow Shareholders

The Japanese stock markets enjoyed powerful gains during the six months ended April 30, 1999. In the midst of a global Internet stock frenzy, several emerging markets in Asia and elsewhere appeared to recover from their 1998 troubles, and concerns regarding the Japanese financial industry abated. The rally was led by telecommunication and financial stocks; however, the real stars were small and mid-size companies that had been abandoned by investors during the second and third quarters of 1998.

During the six-month period, which encompassed the bulk of the rally, your fund rose 40.48%. This result significantly exceeded the TSE First Section Index (which represents large Japanese stocks) but did not keep pace with the TSE Second Section Index (which tracks medium- and smaller-sized companies). The fund outperformed the Lipper average of similar funds, as many competitors failed to recognize the growth potential of medium and smaller companies. Our peer group also had modest exposure, on average, to a merger-and-acquisition-driven rally among global telecommunications companies, and generally benefited less than your fund from the frenzied demand for Internet-related stocks. Our modest holdings in undervalued mid-size and smaller growth stocks, which included a basket of Internet-related companies, provided an added boost to returns. For the 12-month period ended April 30, the fund performed better than both the TSE First Section Index and the Lipper average; however, it lagged the stronger performance of the TSE Second Section.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 4/30/99                              6 Months        12 Months
--------------------------------------------------------------------------------
Japan Fund                                           40.48%          34.47%
 ................................................................................
TSE First Section Index                              26.05           21.03
 ................................................................................
TSE Second Section Index                             61.79           48.94
 ................................................................................
Lipper Japan Funds Average                           35.93           29.94
 ................................................................................

Market Review

A string of positive news and governmental stimulus efforts last fall contributed to a significant "feel good" factor in the Japanese market in early 1999 and helped spark a rally from October's lows. Japan's government initiated a bailout program of problem financial institutions, and many of Japan's major corporations, including Sony, followed suit by announcing restructuring plans. The value of the yen also stabilized, improving the prospects for and sentiment toward Japan's major exporters. Although the large-cap market was led by financial companies, particularly major banks and brokers, and the telecommunications sector, even larger gains occurred among medium and smaller companies.

Investors had all but abandoned smaller-company stocks by the autumn of 1998. At that time, even companies with positive earnings outlooks and reasonable or even markedly cheap valuations were virtually ignored. However, a successful initial public offering by NTT Mobile Communications (NTT DoCoMo) in early November drew attention to the active Japanese IPO market. The introduction of a more efficient pricing method for IPOs, combined with conservative valuation levels, resulted in consecutive successes for investors in smaller IPO stocks. The global mad scramble to invest in Internet-related stocks also helped set fire to Japan's smaller companies, reflected in the near 62% return of the TSE Second
Section Index. During this frenzied rally, it was not uncommon to see stock prices double in a few weeks. Of course, valuations became stretched, and we expect that only companies whose earnings growth can meet inflated expectations will be able to sustain those valuations.

We expect that only companies whose earnings growth can meet inflated expectations will be able to sustain their valuations.

The environment for larger companies improved as well, as the Obuchi government rallied a consensus around its plans to revive the Japanese economy and its weakened financial industry. Financial sector reform progressed further than many veteran Japan observers expected, as evidenced by the decisive action of the recently established Financial Supervisory Agency (FSA) to bail out failing Long Term Credit Bank and Nippon Credit Bank. However, details regarding scandalous bad debt cover-ups by members of these institutions have only just started to come to light. The first phase of the Japanese tax system reforms (or, at least, the anticipation surrounding it) also encouraged investors. Effective corporate tax rates were cut to 46.4% from 50% in the 1998 fiscal year, and fiscal year 1999 will see a drop to 40.9%. Corporations and investors should benefit from these lower tax rates and a more rational tax system.

A significant number of companies announced meaningful restructuring plans during the period. Even companies such as MHI and Mitsubishi Electric, which in the past have been obdurate supporters of the status quo, have chosen to undertake restructurings. Although skepticism persists regarding how swiftly real changes might be implemented, the initial news is at least encouraging.

Still, the underlying fundamentals of the Japanese economy remain weak. GDP growth declined by 2.5% in 1998 and is expected to fall by a similar amount for the fiscal year ended in March. Industrial production, automobile sales, and retail sales have remained at depressed levels. Corporate restructuring fueled growth in the unemployment level, which reached another all-time high of 4.8% in March. Related data showed that unemployment and the fear of unemployment had a strong effect on household spending: one key measure of consumer confidence dropped to its lowest level since data began being published in 1963. In an attempt to boost consumption, the government distributed limited validity cash coupons. The plan failed, however, because consumers merely used the coupons in place of cash, rather than in addition to cash.


Portfolio Strategy

Our strategy continued to focus on reasonably valued companies with solid fundamental growth. In general, we reduced positions in consumption-related issues during the period, and increased our overweight exposure to technology and export stocks. We also increased holdings in smaller growth stocks, particularly in the telecommunications and Internet-related areas.

Our focus on technology and some smaller companies worked well. We built up a position in Softbank (a holding company for e-commerce assets). We own a significant amount of Nippon Telegraph & Telephone and NTT DoCoMo (Japan's dominant telecom service providers), and established a stake in Secom, Japan's leading provider of electronic security systems. These positions contributed to fund returns, as did new holdings in fast-growing smaller companies such as real estate concern Goldcrest and telecommunication backbone provider Nissho Electronics.

More recently we took profits in a number of particularly strong stocks such as software concern NTT Data, which had risen more than 60%

                            [PIE CHART APPEARS HERE]

INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------
Capital Equipment      37%
Services               24%
Consumer Goods         21%
Financial               7%
Other and Reserves      6%
Materials               3%
Energy                  2%

Based on net assets as of 4/30/99

in three months. We reinvested the proceeds in utilities and insurance in an effort to trim some volatility from fund performance.

We continue to seek out and rigorously analyze companies undergoing restructuring efforts. Our goal is to take positions only in firms where we can expect clear and material earnings improvement within two to three years. For example, we added Seiyu, a supermarket chain store operator that successfully overhauled its senior management and corporate strategy. Similarly, we established a position in Nemic Lambda, a power supply equipment company that experienced nothing short of a coup d'etat. The management change reinstated a president who was friendly with the firm's parent company, and subsequently, the company has seen dramatic growth.


Outlook

Although Japan may finally be on the way toward the structural changes needed for a real recovery, this is likely to be a multiyear process with much pain still to be felt. As a result, a dark cloud is likely to hang over consumer sentiment and overall consumption for some time. There are quite a few fundamentally attractive niche companies in the market and in your portfolio, but at this time valuations are beginning to look stretched.

At the most recent bilateral meeting in early May between Prime Minister Obuchi and President Clinton, the Japanese government pledged to reinvigorate and deregulate Japan's faltering economy. Specific mention was made of the telecommunications, housing, pharmaceutical, financial services, and energy industries. Japan also promised to take steps to improve competition and make regulations more transparent across the regulatory system. We will continue to monitor the potential impact of government initiatives as they are implemented. Unfortunately, the longer-term outlook remains clouded. For example, despite criticism, the government continues to use public funds to forgive bad bank debts. In this case, political motives seem to have gained the upper hand over commercial logic: construction companies, which are important supporters of the current administration, have benefited handsomely from debt forgiveness. Forcing banks to forgive bad debts and swap debt for equity will make the banks even weaker, as they are saddled with equity in companies that would be bankrupt in the West.

Restructuring in Japan will remain . . . evolutionary rather than revolutionary, piecemeal rather than wholesale, and hesitant rather than aggressive.

Restructuring in Japan will remain, by Western standards, evolutionary rather than revolutionary, piecemeal rather than wholesale, and hesitant rather than aggressive. Nonetheless, there is a real and accelerating reform trend, leading to genuine profit growth enhancement for the medium term. Investors will need to be both selective and skeptical, but we expect restructuring to be a key factor driving stock performance in the coming years. We also see technology as an important area of investment for the fund, as increasing attention is paid to Japan's successful e-commerce, telecommunications, and software companies.

While the market is increasingly bullish in its outlook, it is important to note that we expect the real economy to stay in the doldrums for some time. In particular, the construction, real estate, and financial leasing areas are vulnerable, and we will remain significantly underweighted in these sectors. In all areas, we will carefully monitor corporate earnings and assess corporate restructurings to determine if they will allow profit expectations to be met.

Overall, given our caution, we continue to favor quality companies that do not carry a large amount of financial leverage and that are prepared to weather--or even benefit from--a prolonged period of economic adjustment. More than ever, we believe active stock selection will be the key to superior fund performance.

Respectfully submitted,

/s/ Martin G. Wade

Martin G. Wade
President

May 21, 1999

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                       4/30/99
--------------------------------------------------------------------------------

Matsushita Communication Industrial                                      4.0%
 ................................................................................
Nippon Telegraph & Telephone                                             3.6
 ................................................................................
Softbank                                                                 3.5
 ................................................................................
Sony                                                                     3.2
 ................................................................................
NTT Mobile Communications                                                2.9
--------------------------------------------------------------------------------

Takeda Chemical Industries                                               2.7
 ................................................................................
TDK                                                                      2.6
 ................................................................................
Fujitsu                                                                  2.6
 ................................................................................
Nidec                                                                    2.4
 ................................................................................
Rohm                                                                     2.4
--------------------------------------------------------------------------------

Hitachi                                                                  2.3
 ................................................................................
Honda Motor                                                              2.3
 ................................................................................
Sanden                                                                   2.1
 ................................................................................
Mazda Motor                                                              2.1
 ................................................................................
Nomura Securities                                                        2.0
--------------------------------------------------------------------------------

Mitsui Fudosan                                                           1.9
 ................................................................................
NEC                                                                      1.9
 ................................................................................
Kuraray                                                                  1.9
 ................................................................................
Sumitomo Electric Industries                                             1.9
 ................................................................................
Canon                                                                    1.9
--------------------------------------------------------------------------------

Tokyo Electric Power                                                     1.9
 ................................................................................
Kao                                                                      1.8
 ................................................................................
Matsushita Electric Industrial                                           1.6
 ................................................................................
Murata Manufacturing                                                     1.5
 ................................................................................
Sankyo                                                                   1.5
--------------------------------------------------------------------------------
Total                                                                   58.5%

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Japan Fund
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

               Index#1        Index#2        Fund-Line        Fund-Area
               -------        -------        ---------        ---------

12/30/91        10,000         10,000          10,000          10,000
  Apr-92         7,199          7,995           8,860           8,860
  Apr-93        10,609         10,777          11,160          11,160
  Apr-94        11,500         11,930          12,434          12,434
  Apr-95        11,539         11,358          11,576          11,576
  Apr-96        11,900         12,296          12,421          12,421
  Apr-97         8,266          9,136           9,920           9,920
  Apr-98         6,738          7,626           8,241           8,241
  Apr-99         8,155          9,599          11,083          11,083

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since     Inception
Periods Ended 4/30/99       1 Year   3 Years   5 Years   Inception          Date
--------------------------------------------------------------------------------
Japan Fund                  34.47%    -3.73%    -2.28%        1.41%     12/30/91
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------


                                        6 Months            Year
                                           Ended           Ended
                                         4/30/99        10/31/98        10/31/97        10/31/96        10/31/95         10/31/94
NET ASSET VALUE
Beginning of period                  $      6.72     $      7.97     $      9.02     $      9.39     $     11.64      $     11.58
                                     ............................................................................................
Investment activities
        Net investment income              (0.01)          (0.03)          (0.03)          (0.05)          (0.04)           (0.06)*
        Net realized and
        unrealized gain (loss)              2.73           (1.22)          (1.02)          (0.32)          (1.40)            0.97
                                     ............................................................................................
        Total from
        investment activities               2.72           (1.25)          (1.05)          (0.37)          (1.44)            0.91
                                     ............................................................................................
Distributions
        Net realized gain                     --              --              --              --           (0.81)           (0.85)
                                     ............................................................................................
NET ASSET VALUE
End of period                        $      9.44     $      6.72     $      7.97     $      9.02     $      9.39      $     11.64
                                     --------------------------------------------------------------------------------------------

Ratios/Supplemental Data
Total return(*)                            40.48%         (15.68)%        (11.64)%         (3.94)%          (12.87)%         9.25%*
 ....................................................................................................................................
Ratio of total expenses to
average net assets                          1.22%+          1.32%           1.24%           1.32%           1.50%            1.50%*
 ....................................................................................................................................
Ratio of net investment
income to average
net assets                                 (0.17)%+        (0.37)%         (0.39)%         (0.48)%         (0.48)%         (0.68)%*
 ....................................................................................................................................
Portfolio turnover rate                    74.3%+          66.9%           32.3%           29.8%           62.4%            61.5%
 ....................................................................................................................................
Net assets, end of period
(in thousands)                       $   266,334     $  150,949      $  170,830      $  167,118      $  181,383       $  203,303
 ....................................................................................................................................

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.50% voluntary expense limitation in effect through 12/31/95.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 1999

Portfolio of Investments                                  Shares         Value
--------------------------------------------------------------------------------
                                                                  In thousands

JAPAN 94.7%

Common Stocks 94.7%

Capital Equipment 37.0%
Anritsu                                                  301,000       $ 2,692
 ................................................................................
Canon                                                    205,000         5,013
 ................................................................................
Daiwa House                                              259,000         3,091
 ................................................................................
Fuji Machine                                              11,000           392
 ................................................................................
Fujitsu                                                  407,000         6,970
 ................................................................................
Hitachi                                                  848,000         6,192
 ................................................................................
Komori                                                   115,000         2,128
 ................................................................................
Kyocera                                                   34,500         2,048
 ................................................................................
Mabuchi Motor                                              5,600           435
 ................................................................................
Matsushita Communication Industrial                      150,000        10,764
 ................................................................................
Mitsubishi Heavy Industries                              413,000         1,809
 ................................................................................
Mitsumi Electric                                         120,000         2,291
 ................................................................................
Murata Manufacturing                                      72,000         4,118
 ................................................................................
NEC                                                      432,000         5,159
 ................................................................................
Nemic-Lambda K.K.                                         59,300         3,903
 ................................................................................
New Japan Radio                                           18,000           124
 ................................................................................
Nidec                                                     49,100         6,373
 ................................................................................
Nissho Electronics                                       111,000         2,603
 ................................................................................
Rohm                                                      52,000         6,270
 ................................................................................
Sanden                                                   708,000         5,703
 ................................................................................
Sumitomo Electric Industries                             424,000         5,130
 ................................................................................
TDK                                                       93,000         7,032
 ................................................................................
Terumo                                                   175,000         3,810
 ................................................................................
Tokyo Electronics                                         40,000         2,278
 ................................................................................
Tokyo Seimitsu                                            35,600         1,970
 ................................................................................
Union Tool                                                 3,800           280
 ................................................................................
Total Capital Equipment                                                 98,578
                                                                     ...........

Consumer Goods 21.0%

Ajinomoto                                                192,000         2,220
 ................................................................................
Asahi Breweries                                          283,000         3,687
 ................................................................................
Daiichi Pharmaceutical                                   136,000         2,209
 ................................................................................

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------


Portfolio of Investments                                Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands

Fancl                                                   13,000       $   1,851
 ................................................................................
FCC                                                     65,000             669
 ................................................................................
Homac                                                   12,500             245
 ................................................................................
Honda Motor                                            137,000           6,034
 ................................................................................
Kao                                                    192,000           4,872
 ................................................................................
Koha                                                    30,000           1,010
 ................................................................................
Matsushita Electric Industrial                         218,000           4,144
 ................................................................................
Mazda Motor                                          1,295,000           5,520
 ................................................................................
People                                                     840              34
 ................................................................................
Sankyo                                                 189,000           3,965
 ................................................................................
Santen Pharmaceutical                                   49,000             890
 ................................................................................
Sony Chemicals                                          38,700           1,960
 ................................................................................
Sony                                                    71,200           6,648
 ................................................................................
Takeda Chemical Industries                             167,000           7,258
 ................................................................................
Yamaha Motor                                           333,000           2,680
 ................................................................................
Total Consumer Goods                                                    55,896
                                                                     ...........

Energy 1.9%

Tokyo Electric Power                                   232,700           4,969
 ................................................................................
Total Energy                                                             4,969
                                                                     ...........

Financial 7.4%

Aeon Credit Service                                     15,400           1,328
 ................................................................................
Aiful                                                   11,400             933
 ................................................................................
Goldcrest                                               32,000           1,632
 ................................................................................
Mitsui Fudosan                                         561,000           5,167
 ................................................................................
Nomura Securities                                      492,000           5,306
 ................................................................................
Shohkoh Fund                                             2,400           1,407
 ................................................................................
Tokio Marine & Fire Insurance                          331,000           3,856
 ................................................................................
Total Financial                                                         19,629
                                                                     ...........

Materials 2.6%

Fujimi                                                   3,500             182
 ................................................................................
Kuraray                                                451,000           5,136
 ................................................................................
Sekisui Chemical                                       248,000           1,657
 ................................................................................
Total Materials                                                          6,975
                                                                     ...........

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------


Portfolio of Investments                              Shares            Value
--------------------------------------------------------------------------------
                                                                 In thousands
Services 24.2%

Bellsystem24                                           2,300       $      907
 ................................................................................
Fuji Soft ABC                                         12,120              737
 ................................................................................
Fujitsu Support and Service                           23,000            2,812
 ................................................................................
Ito-Yokado                                            47,000            2,885
 ................................................................................
Japan Business                                        68,000            1,070
 ................................................................................
Marui                                                188,000            3,119
 ................................................................................
Megachips                                             17,000            1,008
 ................................................................................
Mitsubishi                                           357,000            2,362
 ................................................................................
Mitsukoshi                                         1,282,000            3,693
 ................................................................................
Nippon Telegraph & Telephone                             893            9,721
 ................................................................................
NTT Mobile Communication Network                         130            7,620
 ................................................................................
Otsuka Kagu                                            7,000              879
 ................................................................................
Round One                                                227              844
 ................................................................................
Secom                                                 36,000            3,515
 ................................................................................
Seiyu                                                385,000            2,305
 ................................................................................
Softbank                                              70,600            9,394
 ................................................................................
Sumitomo                                             380,000            2,807
 ................................................................................
Toppan Printing                                      201,000            2,417
 ................................................................................
Toyo Information                                      56,000            1,618
 ................................................................................
Uny                                                  188,000            2,991
 ................................................................................
Watami Food Service                                   27,000              972
 ................................................................................
Yamada Denki                                          22,000              820
 ................................................................................
Total Services                                                         64,496
                                                                     ...........

Miscellaneous 0.6%

Combi                                                151,000            1,593
 ................................................................................
Total Miscellaneous                                                     1,593
                                                                     ...........
Total Common Stocks                                                   252,136
                                                                     ...........
Total Japan (Cost $214,877)                                           252,136
                                                                     ...........

SHORT-TERM INVESTMENTS 4.9%

Money Market Funds 4.9%
Reserve Investment Fund, 5.01% #                  13,011,065           13,011
 ................................................................................
Total Short-Term Investments (Cost $13,011)                            13,011
                                                                     ...........

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------


Portfolio of Investments                                                Value
--------------------------------------------------------------------------------
                                                                 In thousands

Total Investments in Securities
99.6% of Net Assets (Cost $227,888)                                  $265,147

Other Assets Less Liabilities                                           1,187
                                                                     ...........

NET ASSETS                                                           $266,334
                                                                     -----------

# Seven day yield

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 1999


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets
        Investments in securities, at value (cost $227,888)             $ 265,147
        Securities lending collateral                                      33,975
        Other assets                                                        3,623
                                                                        .........
        Total assets                                                      302,745
                                                                        .........
Liabilities
        Obligation to return securities lending collateral                 33,975
        Other liabilities                                                   2,436
                                                                        .........
        Total liabilities                                                  36,411
                                                                        .........

NET ASSETS                                                              $ 266,334
                                                                        ---------
Net Assets Consist of:

        Accumulated net investment income - net of distributions        $    (166)

        Accumulated net realized gain/loss - net of distributions         (39,676)

        Net unrealized gain (loss)                                         37,267

        Paid-in-capital applicable to 28,219,237 shares of
        $0.01 par value capital stock outstanding;
        2,000,000,000 shares of the Corporation authorized                268,909
                                                                        .........

NET ASSETS                                                              $ 266,334
                                                                        ---------

NET ASSET VALUE PER SHARE                                               $    9.44
                                                                        ---------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 1999

Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                   6 Months
                                                                      Ended
                                                                    4/30/99
Investment Income
Income
        Dividend (net of foreign taxes of $109)                    $    619
        Interest                                                        258
        Securities lending                                              131
                                                                   ........
        Total income                                                  1,008
                                                                   ........
Expenses
        Investment management                                           786
        Shareholder servicing                                           226
        Custody and accounting                                           88
        Prospectus and shareholder reports                               32
        Registration                                                     28
        Legal and audit                                                   9
        Directors                                                         3
        Miscellaneous                                                     2
                                                                   ........
        Total expenses                                                1,174
                                                                   ........
Net investment income                                                  (166)
                                                                   ........
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities                                                    8,720
        Foreign currency transactions                                  (449)
                                                                   ........
        Net realized gain (loss)                                      8,271
                                                                   ........
Change in net unrealized gain or loss
        Securities                                                   58,286
        Other assets and liabilities
        denominated in foreign currencies                               (40)
                                                                   ........
        Change in net unrealized gain or loss                        58,246
                                                                   ........
Net realized and unrealized gain (loss)                              66,517
                                                                   ........

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $ 66,351
                                                                   --------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 1999

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                                 6 Months             Year
                                                                    Ended            Ended
                                                                  4/30/99         10/31/98
Increase (Decrease) in Net Assets
Operations
        Net investment income                                   $    (166)       $    (563)
        Net realized gain (loss)                                    8,271          (37,293)
        Change in net unrealized gain or loss                      58,246           10,822
                                                                .............................
        Increase (decrease) in net assets from operations          66,351          (27,034)
                                                                .............................
Capital share transactions*
        Shares sold                                               144,898          208,297
        Shares redeemed                                           (95,864)        (201,144)
                                                                .............................
        Increase (decrease) in net assets from capital
        share transactions                                         49,034            7,153
                                                                .............................
Net Assets
Increase (decrease) during period                                 115,385          (19,881)
Beginning of period                                               150,949          170,830
                                                                .............................

End of period                                                   $ 266,334        $ 150,949
                                                                -----------------------------
      * Share information
        Shares sold                                                17,681           30,265
        Shares redeemed                                           (11,936)         (29,231)
                                                                .............................
        Increase (decrease) in shares outstanding                   5,745            1,034

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 1999


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Japan Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1991.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally


16
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T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------



accepted accounting principles. Credits earned on daily, uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 1999, the value of loaned securities was $32,118,000; aggregate collateral consisted of $33,975,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $110,904,000 and $68,803,000, respectively, for the six months ended April 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 1998, the fund had capital loss carryforwards for federal income tax purposes of $47,934,000, of which $2,717,000 expires in 2003, $2,049,000 in 2004, and $43,168,000 thereafter through 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At April 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $227,888,000. Net unrealized gain aggregated $37,259,000 at period-end, of which $46,259,000 related to appreciated investments and $9,000,000 to depreciated investments.


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T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------



NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $172,000 was payable at April 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $221,000 for the six months ended April 30, 1999, of which $47,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 1.8% of the outstanding shares of the fund at April 30, 1999. For the six months then ended, the fund was allocated $14,000 of Spectrum expenses, $6,000 of which was payable at period-end.


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T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1999, totaled $256,000 and are reflected as interest income in the accompanying Statement of Operations.

During the six months ended April 30, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $4,278,000 with certain affiliates of the manager and paid commissions of $7,000 related thereto.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------



INVESTMENT SERVICES AND INFORMATION


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a January 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
 ................................................................................
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
 ................................................................................
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

 ................................................................................
International/Global
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+
 ................................................................................
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ................................................................................
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
 ................................................................................
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center Plaza 5
Mezzanine Level
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367
(opens mid-June)





[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.            F62-051 4/30/99